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                                                                   EXHIBIT 23.02


                     CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 20, 2000, except
Note 13 which is dated as of March 21, 2000, relating to the financial statements and financial statement schedule, which appears in Insignia Solutions plc's Annual Report on Form 10-K for the year ended December 31, 1999.



/s/ PricewaterhouseCoopers LLP


San Jose, California
December 13, 2000